UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2023

LANTHEUS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Burlington Road, South Building, Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable
(Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.
On August 3, 2023, Lantheus Holdings, Inc. (the “Company”) announced via press release its financial results as of and for the three and six months ended June 30, 2023. A copy of that press release is being furnished as Exhibit 99.1 and is hereby incorporated by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 7.01.     Regulation FD.
On August 3, 2023, the Company issued a press release announcing the sale of its RELISTOR net sales royalties. A copy of the press release is being furnished with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.
The information in this Item 7.01 and Exhibit 99.1 attached hereto are intended to be furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01.     Other Events.
On August 2, 2023, the Company’s wholly owned subsidiary Progenics Pharmaceuticals, Inc., entered into a Royalty Interest Acquisition Agreement with HealthCare Royalty ("HCRx"). Under the terms of the agreement, the Company received an initial payment of approximately $98.0 million and has the right to receive an additional payment of $5.0 million from HCRx if worldwide net sales of RELISTOR in 2025 exceed a specified threshold. In exchange for the payment, HCRx received the rights to the tiered, sales-based royalties on worldwide net sales of RELISTOR related to the second quarter of 2023 and subsequent quarters.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1*	Press release of Lantheus Holdings, Inc. dated August 3, 2023, entitled "Lantheus Reports Second Quarter 2023 Financial Results"
99.2*	Press release of Lantheus Holdings, Inc. dated August 3, 2023, entitled "Lantheus Announces Agreement to Sell RELISTOR® Royalties to HealthCare Royalty"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*    Exhibit 99.1 and 99.2 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Daniel M. Niedzwiecki
Name:	Daniel M. Niedzwiecki
Title:	Chief Administrative Officer and General Counsel
Date: August 3, 2023